SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 18, 1997
                                                 -------------------



                   MAXICARE HEALTH PLANS, INC.
--------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)




         Delaware                0-12024           95-3615709
----------------------------    ------------     -------------------
(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation or          File Number)     Identification No.)
    organization)




1149 South Broadway Street, Los Angeles, California        90015


---------------------------------------------------     ----------
  (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code  (213) 765-2000
                                                    --------------










                                1 of 48

Item 5. Other Events.
        -------------

        Maxicare Health Plans, Inc. (the "Company") reported that its California HMO has signed a definitive agreement with Molina Medical Centers ("MMC") and has been advised that all the necessary regulatory approvals have been granted to assign or transfer MMC's Medi-Cal contracts for the provision of services in San Bernardino and Riverside
        Counties (the "San Bernardino/ Riverside Contract") and Sacramento County (the "Sacramento Contract"), with the State of California to Maxicare, effective July 1, 1997 for approximately 40,000 and 30,000 members, respectively. MMC will become Maxicare's exclusive Medi-Cal provider in
        those service areas.   The  Company is awaiting receipt of
        fully executed documents from the regulatory bodies reflecting their consent to the foregoing assignment and transfer. The term for both the San Bernardino/Riverside Contract and the Sacramento Contract is for the period through June 30, 1998.

        It is the Company's understanding that the state of California currently intends to implement a new Medi-Cal managed care program (the "Two-Plan Model") with an approximate effective date of January 1, 1998 in the San Bernardino and Riverside Counties. Under the Two-Plan Model, the state of California through the Department of Health Services will contract on a multi-year basis with a commercial health plan and a publicly-sponsored health plan to provide HMO services to Medicaid recipients. This Two-Plan Model has been designed in part as a replacement to the existing Medicaid managed care program in San
        Bernardino and Riverside Counties and upon implementation of the Two-Plan Model the San Bernardino/Riverside Contract assigned to the Company will be effectively discontinued. At this point in time the Company cannot be certain when the Two-Plan Model will be implemented, and if implemented what level of participation the Company will have in the Two-Plan Model, if any.

        This Form 8-K contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties including regulatory approval, the number of beneficiaries and the reimbursement rates paid by the State of California during the term of the MMC Medi-Cal contracts referred to above.



                              2 of 48

Item 7. Financial Statements, Pro Forma Financial Information and
        ---------------------------------------------------------
          Exhibits.
        -----------

        (a)  Financial Statements of Businesses Acquired.
             None.

        (b)  Pro Forma Financial Information.
             None.

        (c)  Exhibits.

             Exhibit No. 10.85 - Health Services Agreement
             Between Maxicare, a California Health Plan and Molina Medical Centers.

             Exhibit No. 99.5 - Press release reporting the
             Company's California HMO has signed a definitive agreement with Molina Medical Centers.
































                              3 of 48

                            SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maxicare Health Plans, Inc.
                              ------------------------------
                                    (Registrant)




August 12, 1997               /s/ EUGENE L. FROELICH
                              ------------------------------
                                  Eugene L. Froelich
                               Chief Financial Officer
                              and Executive Vice President -
                              Finance and Administration



























                              4 of 48